Exhibit 21.1

Marsh & McLennan Companies, Inc.
List of Subsidiaries
as of February 21, 2014

	Company Name	Country
1	A. Constantinidi & CIA. S.C.	Uruguay
2	A.C.N. 000 951 146 Pty Limited	Australia
3	A.C.N. 001 572 961 Pty Limited	Australia
4	A.C.N. 076 935 683 Pty Limited	Australia
5	A.C.N. 102 322 574 Pty Limited	Australia
6	Access Equity Enhanced Fund GP, LLC	United States
7	Admiral Holdings Limited	United Kingdom
8	AFCO Premium Acceptance, Inc.	United States
9	AFCO Premium Credit LLC	United States
10	Aldgate Investments Limited	Bermuda
11	Assivalo Prestao de Servios Auxiliares do Setor de Seguros Ltda.	Brazil
12	Assur Conseils Marsh S.A.	Senegal
13	Assurance Capital Corporation	United States
14	Assurance Services Corporation	United States
15	Australian World Underwriters Pty Ltd.	Australia
16	Barney & Barney Financial Services, LLC	United States
17	Barney & Barney Orange County, LLC	United States
18	Barney & Barney, Inc.	United States
19	Bowring (Bermuda) Investments Ltd.	Bermuda
20	Bowring Marine Limited	United Kingdom
21	Bowring Marsh (Bermuda) Ltd.	Bermuda
22	Bowring Marsh (Dublin) Limited	Ireland
23	Bowring Marsh (Hong Kong) Limited	Hong Kong
24	Bowring Marsh Asia Pte. Ltd.	Singapore
25	Bowring Marsh Corretora de Resseguros Ltda.	Brazil
26	Bowring Marsh Limited	United Kingdom
27	Buro Riethmann AG	Switzerland
28	C.T. Bowring Limited	United Kingdom
29	Carpenter Turner SA	Greece
30	Chronos Insurance Brokers Pty Limited	Australia
31	Claims and Recovery Management (Australia) Pty Limited	Australia
32	Companias DeLima S.A.	Colombia

33	Confidentia Life Insurance Agency Ltd. (in liquidation)	Israel
34	Confidentia Marine Insurance Agency (1983) Ltd. (in liquidation)	Israel
35	Constantinidi Marsh SA	Uruguay
36	Consultores 2020 C.A.	Venezuela
37	CS STARS LLC	United States
38	DeLima Marsh S.A. - Los Corredores de Seguros S.A.	Colombia
39	Deutsche Post Assekuranz Vermittlungs GmbH	Germany
40	Dovetail Insurance Corp.	United States
41	DVA - Deutsche Verkehrs-Assekuranz-Vermittlungs GmbH	Germany
42	EagleEye Analytics, Inc.	United States
43	EnBW Versicherungs Vermittlung GmbH	Germany
44	Encompass Insurance Agency Pty Ltd.	Australia
45	Encon Group Inc./Groupe Encon Inc.	Canada
46	English Pension Trustees Limited	United Kingdom
47	Epsilon (US) Insurance Company	United States
48	Epsilon Insurance Company, Ltd.	Cayman Islands
49	Exmoor Management Company Limited	Bermuda
50	Faulkner & Flynn, LLC	United States
51	Femi Johnson & Company Limited	Nigeria
52	Gem Insurance Company Limited	Bermuda
53	Gerenciadora de Riesgos S.A.	Argentina
54	Gibbs Treaty Limited (in liquidation)	United Kingdom
55	Global Premium Finance Company	United States
56	Guian S.A.	France
57	Guy Carpenter & Cia (Mexico) S.A. de C.V.	Mexico
58	Guy Carpenter & Cia., S.A.	Spain
59	Guy Carpenter & Co. Labuan Ltd.	Malaysia
60	Guy Carpenter & Company (Pty) Limited	South Africa
61	Guy Carpenter & Company AB	Sweden
62	Guy Carpenter & Company B.V.	Netherlands
63	Guy Carpenter & Company Corredores de Reaseguros Limitada	Chile
64	Guy Carpenter & Company Corretora de Resseguros Ltda.	Brazil
65	Guy Carpenter & Company GmbH	Germany
66	Guy Carpenter & Company Limited	United Kingdom
67	Guy Carpenter & Company Limited	New Zealand
68	Guy Carpenter & Company Peru Corredores de Reaseguros S.A.	Peru
69	Guy Carpenter & Company Private Limited	Singapore
70	Guy Carpenter & Company Pty. Ltd.	Australia
71	Guy Carpenter & Company S.A. (Uruguay)	Uruguay

72	Guy Carpenter & Company S.r.l.	Italy
73	Guy Carpenter & Company Venezuela, C.A. (in liquidation)	Venezuela
74	Guy Carpenter & Company, Limited	Hong Kong
75	Guy Carpenter & Company, LLC	United States
76	Guy Carpenter & Company, Ltd./Guy Carpenter & Compagnie, Ltee	Canada
77	Guy Carpenter & Company, S.A.	Belgium
78	Guy Carpenter & Company, S.A.	Argentina
79	Guy Carpenter & Company, S.A.S.	France
80	Guy Carpenter (Middle East) Limited	United Arab Emirates
81	Guy Carpenter Bermuda Ltd.	Bermuda
82	Guy Carpenter Broking, Inc.	United States
83	Guy Carpenter Colombia Corredores de Reaseguros Ltda.	Colombia
84	Guy Carpenter Insurance Brokers (Beijing) Co. Ltd.	China
85	Guy Carpenter Japan, Inc.	Japan
86	Guy Carpenter Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
87	Hansen International Limited	United States
88	HAPIP GP 2009, LLC	United States
89	HAPIP GP, LLC	United States
90	HSBC Insurance Brokers International (Abu Dhabi) LLC	United Arab Emirates
91	IAS Barbados, Ltd.	Barbados
92	Industrial Risks Protection Consultants	Nigeria
93	Insbrokers Ltda.	Uruguay
94	INSIA a.s.	Czech Republic
95	INSIA Europe SE	Czech Republic
96	INSIA SK s.r.o.	Slovakia
97	InSolutions Limited	United Kingdom
98	Insurance Brokers of Nigeria Limited	Nigeria
99	Interlink Securities Corp.	United States
100	Invercol Limited	Bermuda
101	Irish Pensions Trust Limited	Ireland
102	J&H Benefits Plus, Inc. (in liquidation)	Philippines
103	J&H Marsh & McLennan Limited	Hong Kong
104	Japan Affinity Marketing, Inc.	Japan
105	JC Re Ltd.	Bermuda
106	Johnson & Higgins (Bermuda) Limited	Bermuda
107	Johnson & Higgins Limited	United Kingdom
108	Kessler & Co Inc.	Switzerland
109	Kessler & Co Inc.	Liechtenstein
110	Kessler Consulting Inc.	Switzerland

111	Kessler Prevoyance Inc.	Switzerland
112	Law and Business Economics Limited	United Kingdom
113	Lynch Insurance Brokers Limited	Barbados
114	M&M Vehicle, L.P.	United States
115	Mangrove Insurance Solutions PCC Limited	Isle of Man
116	Mangrove Insurance Solutions, PCC	United States
117	Marsh & McLennan (PNG) Limited	Papua New Guinea
118	Marsh & McLennan Agencies AS	Norway
119	Marsh & McLennan Agencies Ltd.	Hong Kong
120	Marsh & McLennan Agency A/S	Denmark
121	Marsh & McLennan Agency AB	Sweden
122	Marsh & McLennan Agency Limited	New Zealand
123	Marsh & McLennan Agency LLC	United States
124	Marsh & McLennan Agency Pty Ltd.	Australia
125	Marsh & McLennan Argentina SA Corredores de Reaseguros	Argentina
126	Marsh & McLennan C&I GP, Inc.	United States
127	Marsh & McLennan Companies Finance Center (Luxembourg) S.a.r.l.	Luxembourg
128	Marsh & McLennan Companies France S.A.S.	France
129	Marsh & McLennan Companies Holdings (Luxembourg) S.a.r.l.	Luxembourg
130	Marsh & McLennan Companies UK Limited	United Kingdom
131	Marsh & McLennan Companies, Inc.	United States
132	Marsh & McLennan Deutschland GmbH	Germany
133	Marsh & McLennan Global Broking (Bermuda) Limited	Bermuda
134	Marsh & McLennan GP I, Inc.	United States
135	Marsh & McLennan GP II, Inc.	United States
136	Marsh & McLennan Holdings, Inc.	United States
137	Marsh & McLennan Insurance Services Limited	Hong Kong
138	Marsh & McLennan Management Services (Bermuda) Limited	Bermuda
139	Marsh & McLennan Risk Capital Holdings, Ltd.	United States
140	Marsh & McLennan Servicios, S.A. De C.V.	Mexico
141	Marsh & McLennan Shared Services Canada Limited/Services partags Marsh & McLennan Canada limitee	Canada
142	Marsh & McLennan Shared Services Corporation	United States
143	Marsh & McLennan Tech GP II, Inc.	United States
144	Marsh & McLennan, Incorporated (for dissolution)	United States
145	Marsh (Bahrain) Company SPC	Bahrain
146	Marsh (Beijing) Insurance Brokers Co. Ltd.	China
147	Marsh (Hong Kong) Limited	Hong Kong
148	Marsh (Insurance Brokers) LLP	Kazakhstan
149	Marsh (Insurance Services) Limited	United Kingdom

150	Marsh (Isle of Man) Limited	Isle of Man
151	Marsh (Middle East) Limited	United Kingdom
152	Marsh (Namibia) (Pty) Limited	Namibia
153	Marsh (Proprietary) Limited	Botswana
154	Marsh (Pty) Limited	South Africa
155	Marsh (Risk Consulting) LLP	Kazakhstan
156	Marsh (Singapore) Pte. Ltd.	Singapore
157	Marsh - Insurance Brokers ZAO	Russian Federation
158	Marsh [Belgium]	Belgium
159	Marsh A/S	Denmark
160	Marsh AB	Sweden
161	Marsh Advantage Insurance Holdings Pty Ltd	Australia
162	Marsh Advantage Insurance Pty Ltd.	Australia
163	Marsh Africa (Pty) Limited	South Africa
164	Marsh AG	Switzerland
165	Marsh and McLennan Risk Services Botswana (Proprietary) Limited	Botswana
166	Marsh Argentina S.R.L.	Argentina
167	Marsh AS	Norway
168	Marsh Associates (Pty) Ltd	South Africa
169	Marsh Austria G.m.b.H.	Austria
170	Marsh Aviation Insurance Broking Pty Ltd (for dissolution)	Australia
171	Marsh B.V.	Netherlands
172	Marsh Brockman y Schuh Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
173	Marsh Broker de Asigurare-Reasigurare S.R.L.	Romania
174	Marsh Broker Japan, Inc.	Japan
175	Marsh Brokers (Hong Kong) Limited	Hong Kong
176	Marsh Brokers Limited	United Kingdom
177	Marsh Canada Limited/Marsh Canada Limitee	Canada
178	Marsh Compensation Technologies Administration (Pty) Limited	South Africa
179	Marsh Corporate Services (Barbados) Limited	Barbados
180	Marsh Corporate Services Isle of Man Ltd	Isle of Man
181	Marsh Corporate Services Limited	United Kingdom
182	Marsh Corporate Services Malta Limited	Malta
183	Marsh Corretora de Seguros Ltda.	Brazil
184	Marsh d.o.o. Beograd	Serbia
185	Marsh d.o.o. za posredovanje u osiguranju	Croatia
186	Marsh Egypt LLC	Egypt
187	Marsh Emirates Insurance Brokerage and Consultancy LLC	United Arab Emirates
188	Marsh Employee Benefits Limited	Ireland

189	Marsh Employee Benefits Zimbabwe (Private) Ltd	Zimbabwe
190	Marsh EOOD	Bulgaria
191	Marsh Eurofinance B.V.	Netherlands
192	Marsh Europe S.A.	Belgium
193	Marsh Financial Advisory Services Limited	China
194	Marsh For Insurance Services [Egypt]	Egypt
195	Marsh for Insurance Services [Jordan]	Jordan
196	Marsh Global Markets Colombia Ltda Corredor de Reaseguro	Colombia
197	Marsh GmbH	Germany
198	Marsh GSC Administracao e Corretagem de Seguros Ltda.	Brazil
199	Marsh Holding AB	Sweden
200	Marsh Holdings (Pty) Limited	South Africa
201	Marsh Holdings B.V.	Netherlands
202	Marsh i-Connect (Pty) Limited	South Africa
203	Marsh IAS Management Services (Bermuda) Ltd.	Bermuda
204	Marsh India Insurance Brokers Private Limited	India
205	Marsh Insurance & Investments Corp.	United States
206	Marsh Insurance and Reinsurance Brokers LLC	Azerbaijan
207	Marsh Insurance Brokers	United Kingdom
208	Marsh Insurance Brokers (Macao) Limited	Macao
209	Marsh Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
210	Marsh Insurance Brokers (Private) Limited	Zimbabwe
211	Marsh Insurance Brokers Limited	Cyprus
212	Marsh Insurance Consulting Saudi Arabia	Saudi Arabia
213	Marsh Insurance Management Services Namibia (Pty) Limited	Namibia
214	Marsh Intermediaries, Inc. (for dissolution)	United States
215	Marsh International Broking Holdings Limited	United Kingdom
216	Marsh International Holdings II, Inc.	United States
217	Marsh International Holdings, Inc.	United States
218	Marsh Investment B.V.	Netherlands
219	Marsh Investment Services Limited	United Kingdom
220	Marsh Ireland Holdings Limited	Ireland
221	Marsh Israel (1999) Ltd.	Israel
222	Marsh Israel (Holdings) Ltd.	Israel
223	Marsh Israel Consultants Ltd.	Israel
224	Marsh Israel Insurance Agency Ltd.	Israel
225	Marsh Israel International Brokers Ltd. (in liquidation)	Israel
226	Marsh Japan, Inc.	Japan
227	Marsh JCS Inc.	United States

228	Marsh Kft.	Hungary
229	Marsh Kindlustusmaakler AS	Estonia
230	Marsh Korea, Inc.	Korea, Republic of
231	Marsh Life & Pension Oy	Finland
232	Marsh Limited	United Kingdom
233	Marsh Limited [Fiji]	Fiji
234	Marsh Limited [Malawi]	Malawi
235	Marsh Limited [New Zealand]	New Zealand
236	Marsh LLC	United States
237	Marsh LLC [Ukraine]	Ukraine
238	Marsh LLC Insurance Brokers	Greece
239	Marsh Ltd. [Wisconsin]	United States
240	Marsh Management Services (Aruba) N.V.	Aruba
241	Marsh Management Services (Bahamas) Ltd.	Bahamas
242	Marsh Management Services (Barbados) Limited	Barbados
243	Marsh Management Services (British Virgin Islands) Ltd (in liquidation)	Virgin Islands, British
244	Marsh Management Services (Cayman) Ltd.	Cayman Islands
245	Marsh Management Services (Dubai) Limited	United Arab Emirates
246	Marsh Management Services (Dublin) Limited	Ireland
247	Marsh Management Services (Labuan) Limited	Malaysia
248	Marsh Management Services (USVI) Ltd.	United States
249	Marsh Management Services Guernsey Limited	Guernsey
250	Marsh Management Services Inc.	United States
251	Marsh Management Services Isle of Man Limited	Isle of Man
252	Marsh Management Services Jersey Limited	Jersey
253	Marsh Management Services Luxembourg SA	Luxembourg
254	Marsh Management Services Malta Limited	Malta
255	Marsh Management Services Singapore Pte. Ltd.	Singapore
256	Marsh Management Services Sweden AB	Sweden
257	Marsh Marine & Energy AB	Sweden
258	Marsh Mercer Holdings (Australia) Pty Ltd	Australia
259	Marsh Micronesia, Inc.	Guam
260	Marsh Oman LLC	Oman
261	Marsh Oy	Finland
262	Marsh PB Co., Ltd.	Thailand
263	Marsh Philippines, Inc.	Philippines
264	Marsh Privat, A.I.E.	Spain
265	Marsh Private Client Life Insurance Services	United States
266	Marsh Pty. Ltd.	Australia

267	Marsh Qatar LLC	Qatar
268	Marsh RE S.A.C. Corredores de Reaseguros	Peru
269	Marsh Rehder S.A. Corredores de Seguros	Peru
270	Marsh Resolutions Pty Limited	Australia
271	Marsh Risk Consulting B.V.	Netherlands
272	Marsh Risk Consulting Limitada	Chile
273	Marsh Risk Consulting Ltda.	Colombia
274	Marsh Risk Consulting Services S.r.L.	Italy
275	Marsh Risk Consulting, S.L.	Spain
276	Marsh Risk Management Private Ltd.	India
277	Marsh S.A. Corredores De Seguros	Chile
278	Marsh S.A.S.	France
279	Marsh S.p.A.	Italy
280	Marsh s.r.o.	Czech Republic
281	Marsh s.r.o.	Slovakia
282	Marsh SA	Luxembourg
283	Marsh SA (Argentina)	Argentina
284	Marsh Saldana Inc.	Puerto Rico
285	Marsh Saudi Arabia Insurance & Reinsurance Brokers	Saudi Arabia
286	Marsh Secretarial Services Limited	United Kingdom
287	Marsh Services Limited	United Kingdom
288	Marsh Services Spolka z.o.o.	Poland
289	Marsh SIA	Latvia
290	Marsh Sigorta ve Reasurans Brokerligi A.S.	Turkey
291	Marsh Spolka z.o.o.	Poland
292	Marsh Szolgaltato Kft.	Hungary
293	Marsh Takaful Brokers (Malaysia) Sdn Bhd	Malaysia
294	Marsh Treasury Services (Dublin) Limited	Ireland
295	Marsh Treasury Services Limited	United Kingdom
296	Marsh Tunisia S.a.r.l.	Tunisia
297	Marsh Uganda Limited	Uganda
298	Marsh UK Limited	United Kingdom
299	Marsh USA (India) Inc.	United States
300	Marsh USA Borrower LLC	United States
301	Marsh USA Inc.	United States
302	Marsh Venezuela C.A. Sociedad de Corretaje de Seguros	Venezuela
303	Marsh Vietnam Insurance Broking Company Ltd	Vietnam
304	Marsh Zambia Limited	Zambia
305	Marsh, Lda.	Portugal

306	Marsh, S.A.	Dominican Republic
307	Marsh, S.A. Mediadores de Seguros	Spain
308	Matthiessen Assurans AB	Sweden
309	Mercer (Argentina) S.A.	Argentina
310	Mercer (Australia) Pty Ltd	Australia
311	Mercer (Austria) GmbH	Austria
312	Mercer (Belgium) SA-NV	Belgium
313	Mercer (Canada) Limited/Mercer (Canada) Limitee	Canada
314	Mercer (Colombia) Ltda.	Colombia
315	Mercer (Czech) a.s.	Czech Republic
316	Mercer (Danmark) A/S	Denmark
317	Mercer (Finland) OY	Finland
318	Mercer (France) SAS	France
319	Mercer (Hong Kong) Limited	Hong Kong
320	Mercer (Ireland) Limited	Ireland
321	Mercer (Malaysia) Sdn. Bhd.	Malaysia
322	Mercer (N.Z.) Limited	New Zealand
323	Mercer (Nederland) B.V.	Netherlands
324	Mercer (Norge) AS	Norway
325	Mercer (Polska) Sp.z o.o.	Poland
326	Mercer (Portugal) Lda	Portugal
327	Mercer (Singapore) Pte. Ltd.	Singapore
328	Mercer (Sweden) AB	Sweden
329	Mercer (Switzerland) SA	Switzerland
330	Mercer (Taiwan) Ltd.	Taiwan
331	Mercer (Thailand) Ltd.	Thailand
332	Mercer (US) Inc.	United States
333	Mercer Agencia de Seguros Ltda.	Colombia
334	Mercer Asesores de Seguros S.A.	Argentina
335	Mercer Broking Ltd.	Taiwan
336	Mercer Consultation (Quebec) Ltee.	Canada
337	Mercer Consulting (Australia) Pty Ltd	Australia
338	Mercer Consulting (Chile) Ltda.	Chile
339	Mercer Consulting (China) Limited	China
340	Mercer Consulting (France) SAS	France
341	Mercer Consulting (India) Private Limited	India
342	Mercer Consulting (South Africa) Pty Limited	South Africa
343	Mercer Consulting B.V.	Netherlands
344	Mercer Consulting Holdings Sdn. Bhd.	Malaysia

345	Mercer Consulting Limited	United Kingdom
346	Mercer Consulting Middle East Limited	United Arab Emirates
347	Mercer Consulting Venezuela, C.A.	Venezuela
348	Mercer Consulting, S.L.U.	Spain
349	Mercer Corredores de Seguros Ltda.	Chile
350	Mercer Corretora de Seguros Ltda	Brazil
351	Mercer Danismanlik Anonim Sirketi	Turkey
352	Mercer Deutschland GmbH	Germany
353	Mercer Employee Benefits - Mediacao de Seguros, Lda.	Portugal
354	Mercer Employee Benefits Limited	United Kingdom
355	Mercer Employee Benefits OY	Finland
356	Mercer Financial Advice (Australia) Pty Ltd	Australia
357	Mercer Financial Services Limited	Ireland
358	Mercer Financial Services Middle East Limited	United Arab Emirates
359	Mercer Global Investments Canada Limited	Canada
360	Mercer Global Investments Europe Limited	Ireland
361	Mercer Global Investments Management Limited	Ireland
362	Mercer Health & Benefits Administration LLC	United States
363	Mercer Health & Benefits LLC	United States
364	Mercer Holdings, Inc.	Philippines
365	Mercer Holdings, Inc.	United States
366	Mercer HR Consulting Borrower LLC	United States
367	Mercer HR Services, LLC	United States
368	Mercer Human Resource Consulting (NZ) Limited	New Zealand
369	Mercer Human Resource Consulting Ltda	Brazil
370	Mercer Human Resource Consulting S.A. de C.V.	Mexico
371	Mercer Inc.	United States
372	Mercer Investment Consulting Limited	Ireland
373	Mercer Investment Consulting, Inc.	United States
374	Mercer Investment Management, Inc.	United States
375	Mercer Investments (Australia) Limited	Australia
376	Mercer Investments (Hong Kong) Limited	Hong Kong
377	Mercer Investments (Korea) Co., Ltd.	Korea, Republic of
378	Mercer Investments (New Zealand) Limited	New Zealand
379	Mercer Ireland Holdings Limited	Ireland
380	Mercer Italia Srl	Italy
381	Mercer Japan Ltd.	Japan
382	Mercer Korea Co. Ltd.	Korea, Republic of
383	Mercer Limited	United Kingdom

384	Mercer LLC	United States
385	Mercer Management Consulting Holding GmbH	Germany
386	Mercer Master Trustees Limited	Ireland
387	Mercer Mauritius Ltd.	Mauritius
388	Mercer MC Consulting Borrower LLC	United States
389	Mercer ME Benefits Valuation Services LLC	United States
390	Mercer Outsourcing (Australia) Pty Ltd	Australia
391	Mercer Outsourcing, S.L.U.	Spain
392	Mercer Pensionsraadgivning A/S	Denmark
393	Mercer Philippines, Inc.	Philippines
394	Mercer PS Benefits Valuation Services LLC	United States
395	Mercer Sigorta Brokerligi Anonim Sirketi	Turkey
396	Mercer Superannuation (Australia) Limited	Australia
397	Mercer Treuhand GmbH	Germany
398	Mercer Trust Company	United States
399	Mercer Trustees Limited	Ireland
400	Mercer Trustees Limited	United Kingdom
401	Mercer, Agente de Seguros, S.A. de C.V.	Mexico
402	Mercury Insurance Services Pty Ltd	Australia
403	MM Risk Services Pty Ltd (for dissolution)	Australia
404	MMA Mid-Atlantic Employee LLC	United States
405	MMC 28 State Street Holdings Inc. (for dissolution)	United States
406	MMC Borrower LLC	United States
407	MMC Capital, Inc.	United States
408	MMC GP III, Inc.	United States
409	MMC International Holdings LLC	United States
410	MMC International Limited	United Kingdom
411	MMC International Treasury Centre Limited	United Kingdom
412	MMC Realty, Inc.	United States
413	MMC Securities (Europe) Limited	United Kingdom
414	MMC Securities Corp.	United States
415	MMC UK Group Limited	United Kingdom
416	MMC UK Pension Fund Trustee Limited	United Kingdom
417	MMOW Limited	United Kingdom
418	MMRC LLC	United States
419	MMSC Holdings, Inc.	United States
420	MOW Holding LLC	United States
421	MRC Marsh Risk Consulting GmbH	Germany
422	Muir Beddal (Zimbabwe) Limited	Zimbabwe

423	National Economic Research Associates, Inc.	United States
424	National Economic Research Associates, Inc.	United States
425	NERA Australia Pty. Ltd.	Australia
426	NERA do Brasil Ltda. (for dissolution)	Brazil
427	NERA Economic Consulting GmbH	Germany
428	NERA Economic Consulting Limited	New Zealand
429	NERA S.R.L.	Italy
430	NERA SAS	France
431	NERA UK Limited	United Kingdom
432	Neuburger Noble Lowndes GmbH	Germany
433	NIA Securities, LLC	United States
434	Normandy Reinsurance Company Limited	Bermuda
435	Nui Marsh (PNG) Limited	Papua New Guinea
436	O.R.C. Canada Inc.	Canada
437	Obegg Inc.	Switzerland
438	Oliver Wyman (Bermuda) Limited	Bermuda
439	Oliver Wyman AB	Sweden
440	Oliver Wyman Actuarial Consulting, Inc.	United States
441	Oliver Wyman AG	Switzerland
442	Oliver Wyman B.V.	Netherlands
443	Oliver Wyman Consulting GmbH	Germany
444	Oliver Wyman Consulting Limited (in liquidation)	United Kingdom
445	Oliver Wyman Consultoria em Estrategia de Negocios Ltda.	Brazil
446	Oliver Wyman Corporate Risk Consulting, Inc. (for dissolution)	United States
447	Oliver Wyman Delta SAS	France
448	Oliver Wyman Energy Consulting Limited	United Kingdom
449	Oliver Wyman Energy Group Limited	United Kingdom
450	Oliver Wyman Energy Holdings Limited	United Kingdom
451	Oliver Wyman Energy US Limited	United Kingdom
452	Oliver Wyman FZ-LLC	United Arab Emirates
453	Oliver Wyman Germany GmbH	Germany
454	Oliver Wyman GmbH	Germany
455	Oliver Wyman Group KK	Japan
456	Oliver Wyman Limited	United Kingdom
457	Oliver Wyman LLC	Russian Federation
458	Oliver Wyman Ltd.	Korea, Republic of
459	Oliver Wyman Pte. Ltd.	Singapore
460	Oliver Wyman Pty. Ltd.	Australia
461	Oliver Wyman S.L.	Spain

462	Oliver Wyman S.r.l.	Italy
463	Oliver Wyman Servicios, S. de R.L. de C.V.	Mexico
464	Oliver Wyman SNC	France
465	Oliver Wyman, Inc.	United States
466	Oliver Wyman, S. de R.L. de C.V.	Mexico
467	Oliver, Wyman Corporate Risk Consulting Limited/Oliver, Wyman Consultation en risques des entreprises limitee (for dissolution)	Canada
468	Oliver, Wyman Limited/Oliver, Wyman limitee	Canada
469	Omega Indemnity (Bermuda) Limited	Bermuda
470	Organizacion Brockman y Schuh S.A. de C.V.	Mexico
471	Organization Resources Counselors Limited	United Kingdom
472	Pallas Marsh Corretagem de Seguros Ltda.	Brazil
473	Pension Trustees Limited	United Kingdom
474	Pensionsservice Benefit Network Sverige AB	Sweden
475	Perils AG	Switzerland
476	PFT Limited	United Kingdom
477	PI Indemnity Company, Limited	Ireland
478	Pillar Capital Holdings Limited	Bermuda
479	Pillar Capital Management Limited	Bermuda
480	Potomac Insurance Managers, Inc.	United States
481	PT Marsh Indonesia	Indonesia
482	PT Marsh Reinsurance Brokers Indonesia	Indonesia
483	PT Mercer Indonesia	Indonesia
484	PT Quantum Computing Services	Indonesia
485	PT Quantum Investments	Indonesia
486	PT Quantum Support Services	Indonesia
487	R R B Beratungsgesellschaft fuer Altersversorgung mbh	Germany
488	R. Mees & Zoonen Assuradeuren B.V.	Netherlands
489	R. Mees & Zoonen Holdings B.V.	Netherlands
490	Rattner Mackenzie Limited (in liquidation)	United Kingdom
491	Resource Benefit Associates	Nigeria
492	Rivers Group Limited	United Kingdom
493	Rockefeller Risk Advisors, Inc. (for dissolution)	United States
494	Rutherfoord Financial Services, Inc.	United States
495	Rutherfoord International, Inc.	United States
496	SABB Insurance Services Limited	Saudi Arabia
497	SAFCAR-Marsh	Mali
498	SCIB (Bermuda) Limited	Bermuda
499	Seabury & Smith Borrower LLC	United States
500	Seabury & Smith, Inc.	United States

501	Second Opinion Insurance Services (for dissolution)	United States
502	Sedgwick (Bermuda) Limited	Bermuda
503	Sedgwick (Holdings) Pty. Limited	Australia
504	Sedgwick Consulting Group Limited	United Kingdom
505	Sedgwick Dineen Group Limited	Ireland
506	Sedgwick Financial Services Limited	United Kingdom
507	Sedgwick Forbes Middle East Limited	Jersey
508	Sedgwick Group (Australia) Pty. Limited	Australia
509	Sedgwick Group (Bermuda) Limited	Bermuda
510	Sedgwick Group (Zimbabwe) Limited	Zimbabwe
511	Sedgwick Group Limited	United Kingdom
512	Sedgwick Holdings (Private) Limited	Zimbabwe
513	Sedgwick Hung Kai Insurance & Risk Management Consultants Limited	Hong Kong
514	Sedgwick Internationaal B.V.	Netherlands
515	Sedgwick Limited	United Kingdom
516	Sedgwick Management Services (Barbados) Limited	Barbados
517	Sedgwick Management Services (Bermuda) Limited	Bermuda
518	Sedgwick Management Services (Singapore) Pte Limited	Singapore
519	Sedgwick Noble Lowndes (UK) Limited	United Kingdom
520	Sedgwick Noble Lowndes Group Limited	United Kingdom
521	Sedgwick Noble Lowndes Limited	United Kingdom
522	Sedgwick Noble Lowndes Limited	Hong Kong
523	Sedgwick OS Limited (in liquidation)	United Kingdom
524	Sedgwick Overseas Investments Limited	United Kingdom
525	Sedgwick Private Limited	Singapore
526	Sedgwick Re Asia Pacific (Consultants) Pte Ltd (for dissolution)	Singapore
527	Sedgwick Re Asia Pacific Pty Limited	Australia
528	Sedgwick Trustees Limited	United Kingdom
529	Sedgwick UK Risk Services Limited	United Kingdom
530	Sedgwick Ulster Pension Trustees Limited	United Kingdom
531	Segurtec S.A.	Peru
532	Settlement Trustees Limited	United Kingdom
533	Shanghai Mercer Insurance Brokers Company Ltd.	China
534	Shorewest Insurance Associates, LLC	United States
535	SICAR Marsh S.a.r.l.	Burkina Faso
536	Smith Long Term Disability Management Group, Inc.	United States
537	Societe d'Assurances et de Participation Guian SA	France
538	Societe Normandie Conseil Assurances NCA, S.a.r.l	France
539	Southern Marine & Aviation Underwriters, Inc.	United States

540	Southern Marine & Aviation, Inc.	United States
541	Strivio Limited	Cyprus
542	Sudzucker Versicherungs-Vermittlungs GmbH	Germany
543	The Carpenter Management Corporation	United States
544	The Schinnerer Group, Inc.	United States
545	Tobelan S.A.	Uruguay
546	Tower Hill Limited	United Kingdom
547	Tower Place Developments (West) Limited	United Kingdom
548	Tower Place Developments Limited	United Kingdom
549	U.T.E. AMG	Spain
550	U.T.E. Marsh - Aon Gil y Carvajal (in liquidation)	Spain
551	U.T.E. Marsh - Caja Castilla La Mancha Junta de Comunidades	Spain
552	U.T.E. Marsh - CCM SESCAM	Spain
553	U.T.E. Marsh - Disbrok Diputacion de Badajoz	Spain
554	U.T.E. Marsh - Disbrok Junta 2006	Spain
555	U.T.E. Marsh - Efir Gestion	Spain
556	U.T.E. Marsh - Salvado Reus	Spain
557	U.T.E. Marsh - Salvado Reus 2012	Spain
558	U.T.E. Marsh - Salvado Vila-Seca 2010	Spain
559	U.T.E. Marsh - Verssa	Spain
560	U.T.E. Marsh - Zihurko (in liquidation)	Spain
561	UAD BB Marsh Lietuva	Lithuania
562	Victor O. Schinnerer & Co. (Bermuda), Ltd.	Bermuda
563	Victor O. Schinnerer & Company Limited	United Kingdom
564	Victor O. Schinnerer & Company, Inc.	United States
565	Victoria Hall Company Limited	Bermuda
566	William M. Mercer (Canada) Limited/William M. Mercer (Canada) Limitee	Canada
567	William M. Mercer AB	Sweden
568	William M. Mercer Comercio, Consultoria e Servicos Ltda.	Brazil